UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 6, 2016 (October 4, 2016)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 5, 2016, Caesars Entertainment Corporation (“CEC”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report, among other things, that CEC, Caesars Entertainment Operating Company, Inc. (on behalf of itself and its debtor subsidiaries) and the Consenting Creditors (as defined in the Report) entered into the Sixth Amended and Restated Restructuring Support and Forbearance Agreement, dated as of October 4, 2016 (the “First Lien Bond RSA”). This Amendment No.1 is being filed to include the correct version of the First Lien Bond RSA. Except for the foregoing, this Amendment No. 1 does not modify or update any other disclosure contained in the Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed and furnished herewith:

Exhibit No.	Description

10.1	Restructuring Support, Forbearance and Settlement Agreement, dated as of October 4, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation, Caesars Acquisition Company (solely for Sections 2(b)(vii), 5(g) and 30), each of the holders of Second Lien Bond Claims party thereto and the Second Lien Committee (incorporated by reference from Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed October 5, 2016 (File No. 001-10410)).

10.2*	Sixth Amended and Restated Restructuring Support and Forbearance Agreement, dated as of October 4, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and the subsidiary loan parties party thereto, Caesars Entertainment Corporation and each of the holders of First Lien Bond Claims party thereto.

10.3	Second Amended Restructuring Support and Forbearance Agreement, dated as of October 4, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and the subsidiary loan parties party thereto, Caesars Entertainment Corporation and each of the holders of First Lien Bank Claims party thereto (incorporated by reference from Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed October 5, 2016 (File No. 001-10410)).

10.4	Amendment No. 1 to First Amended and Restated Restructuring Support and Forbearance Agreement, dated as of October 4, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation and each of the holders of SGN Claims party thereto (incorporated by reference from Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed October 5, 2016 (File No. 001-10410)).

99.1	Text of press release, dated October 5, 2016 (incorporated by reference from Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed October 5, 2016 (File No. 001-10410)).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: October 6, 2016	By:	/S/ SCOTT E. WIEGAND
		Name: Title:	Scott E. Wiegand Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restructuring Support, Forbearance and Settlement Agreement, dated as of October 4, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation, Caesars Acquisition Company (solely for Sections 2(b)(vii), 5(g) and 30), each of the holders of Second Lien Bond Claims party thereto and the Second Lien Committee (incorporated by reference from Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed October 5, 2016 (File No. 001-10410)).

10.2*	Sixth Amended and Restated Restructuring Support and Forbearance Agreement, dated as of October 4, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and the subsidiary loan parties party thereto, Caesars Entertainment Corporation and each of the holders of First Lien Bond Claims party thereto.

10.3	Second Amended Restructuring Support and Forbearance Agreement, dated as of October 4, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and the subsidiary loan parties party thereto, Caesars Entertainment Corporation and each of the holders of First Lien Bank Claims party thereto (incorporated by reference from Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed October 5, 2016 (File No. 001-10410)).

10.4	Amendment No. 1 to First Amended and Restated Restructuring Support and Forbearance Agreement, dated as of October 4, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation and each of the holders of SGN Claims party thereto (incorporated by reference from Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed October 5, 2016 (File No. 001-10410)).

99.1	Text of press release, dated October 5, 2016 (incorporated by reference from Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed October 5, 2016 (File No. 001-10410)).

*	Filed herewith.